UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 5, 2004

SONIC CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)

300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

(405) 225-5000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c) Exhibits. 99 Press Release, dated January 5, 2004, announcing results of first fiscal quarter of 2004.

Item 12.  Results of Operations and Financial Condition

On January 5, 2005, Sonic Corp. (the “Registrant”) issued a press release announcing results for its first fiscal quarter of 2004. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 12.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
SONIC CORP.
Date: January 5, 2004	By:	/s/ W. SCOTT MCLAIN W. Scott McLain, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated January 5, 2004, announcing results of first fiscal quarter of 2004.